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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                              ___________________


       Date of Report (Date of earliest event reported): January 29, 2004




                                PEOPLESOFT, INC.
             (Exact name of registrant as specified in its charter)






                                    0-20710
                            (Commission file number)


               Delaware                         68-0137069
      (State or other jurisdiction           (I.R.S. Employer
            of incorporation)              Identification Number)



         4460 Hacienda Drive, Pleasanton, CA         94588-8618
      (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (925) 225-3000

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 29, 2004, PeopleSoft, Inc. issued a press release and held a conference call announcing its earnings results for the fourth quarter of 2003. A copy of the press release is attached as Exhibit 99.1, a copy of the transcript of the conference call, as supplemented, is attached as
     Exhibit 99.2 and a copy of PeopleSoft's reconciliation of GAAP to Non-GAAP financial measures is attached as Exhibit 99.3.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 3, 2004

                                 PEOPLESOFT, INC.


                                 By:/s/ KEVIN T. PARKER
                                    -----------------------------
                                    Kevin T. Parker
                                    Executive Vice President,
                                    Finance and Administration,
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)









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                                  EXHIBIT INDEX

Exhibit          Description
-------          -----------
99.1             Press release issued by PeopleSoft, Inc. dated January 29, 2004
99.2             Transcript of Conference Call Held by PeopleSoft, Inc. on
                 January 29, 2004 and Supplement
99.3             Reconciliation of GAAP to Non-GAAP Financial Measures